Exhibit 99.1

MCX Technologies Corporation Announces Changes to its Board of Directors

Cleveland, OH, (November 17, 2020) – Digital transformations solutions company MCX Technologies Corporation (TSXV: MCX) ("MCX Technologies" or the "Company") announced the appointment of Mr. Christopher Rowlison as an independent director on the Company’s board of directors.

Mr. Rowlison is an executive-level digital strategy, technology, and customer experience professional with two decades of experience delivering consistent customer experiences across all touchpoints.

Currently, he is President of Liquid Agency, a Brand Experience Agency based in Silicon Valley. Mr. Rowlison was most recently Senior Vice President & Chief Client Officer at Wire Stone, where he spent 15 years in various positions and was instrumental in its successful sale to Accenture Interactive Company. Previously, Mr. Rowlison was Senior Director, Emerging Marketing Solutions for Hewlett-Packard.

"Mr. Rowlison brings demonstrated success along with relevant industry experience and a strategic vision to the Company’s board of directors. We believe Christopher's experience will further support our strategy to deliver value to our stakeholders through good governance and continued growth," commented MCX Technologies CEO Matthew Kruchko.

Giuseppe (Pino) Perone also informed the Company on November 17, 2020 that he was resigning from the Company's board of directors for personal reasons, effective immediately.

"We regretfully accepted Pino's resignation as a director and, on behalf of the whole board and myself, wish to thank him for his invaluable service and contribution to the Company over the past few months as the Company transitions to a new business model. We will miss his guidance and contribution and wish Pino all the best in his future endeavors" stated Gregg Budoi, the Chairman of the Company's board of directors.

About MCX Technologies

MCX Technologies pursues technology solutions with value-enhancing growth opportunities with a focus on digital transformation solutions. The Company's targeted customers range from Fortune 100 brands to fast-moving mid-market leaders.

For more information, please contact Matthew Kruchko, CEO:

General Information: 1-216-264-0055

Investors: ir@mcxtechnologies.io

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management's attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management's plans and objectives for future operations are forward-looking statements. When used in this press release, the words "anticipate," "believe," "estimate," "expect," and "intend" and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management's expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company's products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company's products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company's ability to complete any future required financing and the Company's dependence upon and availability of qualified personnel. Investors should refer to the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more comprehensive discussion of the risks that are material to the Company and its business. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.